UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 9, 2010

REAL VALUE ESTATES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53466	26-1616719
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3970 Casa Blanca Road

Reno, Nevada, 89502

Address of principal executive offices)

775-200-0505

 (Registrant's telephone number, including area code)

Copies to:

Jeffrey G. Klein, P.A.

2600 North Military Trail

Suite 270

Boca Raton, Florida  33498

Tel: (561) 997-9920

Fax: (561)998-9557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Forward Looking Statements

     Certain  statements  included  in this Form 8-k regarding  Real Value Estates, Inc. ( “Company”) that are not  historical  facts are  forward-looking statements,  including  the  information  provided  with  respect  to the future business  operations  and  anticipated  operations  of the Company.    These forward-looking  statements are based on current expectations, estimates,  assumptions and beliefs of management,  and words such as "expects," "anticipates,"   "intends,"   "plans,"   "believes,"   "estimates"  and  similar expressions  are intended to identify  such  forward-looking  statements.  These forward-looking  statements involve risks and uncertainties,  including, but not limited  to,  the  success  of our  current  or  proposed  business  activities.  Accordingly, actual results may differ.

Section  5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, Peter Matousek tendered his resignation as the Company’s president.  He will however, remain as a director of the Company.   There was no disagreement with the Company regarding its operations, policies or practices.

Concurrent with the resignation of Mr. Matousek, the Board of Directors appointed Dennis Kushner as the Company’s interim president and chief executive officer.

Business Experience of Dennis Kushner:

Mr. Kushner, age 64, has general management, finance and operational experience having worked for Fortune 50 companies as well as small manufacturing, distribution and service companies.  He currently serves as the Chief Financial Officer for OmegaGenesis, a biotechnology firm.  He also serves as a Managing Director of Catapult Associates LLC.  From 2000 to 2007, he held various positions in Deloite (an international accounting and consulting firm). Prior thereto, from 1999 through 2000, he worked for Cisco Industries, Inc.  He earned a Bachelor of Science in Business Administration and Masters of Public Administration; Management and Systems Analysis from the University of Southern California.

Family relationships.

             There is no family relationship between Mr. Kushner and any other officer, director or affiliate of the Company.

Involvement in Certain Legal Proceedings.

             During the past five years, Mr. Kushner has not  been involved in any bankruptcy proceeding; been convicted in or is subject to any criminal proceeding; is subject to any order, judgment or decree in any way limiting his or her involvement in any type of business, in securities or banking activities; or been found by a court of competent jurisdiction (in a civil action), the Securities & Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Financial Arrangements:

On March 9, 2010 we executed a Management and Financial Service Agreement (the “Agreement”) with Mr. Kushner.  The Agreement will terminate August 31, 2010 unless extended by the mutual consent of the parties.  During the term of the Agreement, Mr. Kushner will be paid  $30,000 , payable $5,000 per month.   Mr. Kushner will be required to work a  minimum of 20 hours per month.   A copy of the Agreement is attached hereto and designated Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit:  10.1

Management and Financial Service Agreement between the Company and

 Dennis Kushner

Exhibit:  17

Resignation Letter

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2010

REAL VALUE ESTATES, INC. BY: /S/ Dennis T. Kushner —————————————— Name: Dennis T. Kushner Title: Treasurer and Secretary